                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                 Date of report: August 17, 2000
                         CIT Equipment Collateral 2000-1


            A New York             Commission File          I.R.S. Employer
           Corporation             No. 0001114967           No. 22-6846998

                          c/o AT&T Capital Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

 ITEM 5. OTHER
                         CIT EQUIPMENT COLLATERAL 2000-1
                            MONTHLY SERVICING REPORT


                                                                               DETERMINATION DATE:         AUGUST 17, 2000
                                                                                COLLECTION PERIOD:           JULY 31, 2000
                                                                                     PAYMENT DATE:         AUGUST 21, 2000





I. AVAILABLE FUNDS

   A.  AVAILABLE PLEDGED REVENUES

        a. Scheduled Payments Received                                                                     $ 28,471,507.48
        b. Liquidation Proceeds Allocated to Owner Trust                                                         17,104.90
        c. Required Payoff Amounts of Prepaid Contracts                                                       2,228,408.41
        d. Required Payoff Amounts of Purchased Contracts                                                        87,490.87
        e. Proceeds of Clean-up Call                                                                                  0.00
        f. Investment Earnings on Collection Account
           and Note Distribution Account                                                                              0.00
        g. Investment Earnings on Class A-2a Funding Account                                                          0.00
                                                                                                        ------------------

                                                  TOTAL AVAILABLE PLEDGED REVENUES =                       $ 30,804,511.66

   B.  DETERMINATION OF AVAILABLE FUNDS

        a. Total Available Pledged Revenues                                                                $ 30,804,511.66
        b. Receipt from Class A-2 Swap Counterparty                                                                   0.00
        c. Receipt from Class A-3 Swap Counterparty                                                                   0.00
        d. Servicer Advances                                                                                  3,841,332.55
        e. Recoveries of  prior Servicer Advances                                                            (3,918,157.46)
        f. Withdrawls from the Class A Principal Account,
           including Investment Earnings                                                                              0.00
        g. Withdrawal from Cash Collateral Account                                                              399,476.65
                                                                                                        ------------------

                                                  TOTAL AVAILABLE FUNDS =                                  $ 31,127,163.40


II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

        1.    Servicing Fee                                                                                411,435.43

        2.    Class A-1 Note Interest Distribution                                      1,156,466.49
              Class A-1 Note Principal Distribution                                    25,071,822.56
                                           Aggregate Class A-1 distribution                             26,228,289.05

        3.    Class A-2a Note Interest Distribution                                       849,077.08
              Class A-2a Note Principal Distribution                                            0.00
                                           Aggregate Class A-2a distribution                               849,077.08

        4.    Class A-2b Note Interest Distribution                                             0.00
              Class A-2b Note Principal Distribution                                            0.00
                                           Aggregate Class A-2b distribution                                     0.00

        5.    Class A-3 Note Interest Distribution                                      1,129,425.08
              Class A-3 Note Principal Distribution                                             0.00
                                           Aggregate Class A-3 distribution                              1,129,425.08

        6.    Class A-4 Note Interest Distribution                                        587,641.01
              Class A-4 Note Principal Distribution                                             0.00
                                           Aggregate Class A-4 distribution                                587,641.01

        7.    Deposit to the Class A Principal Account                                                           0.00

        8.    Class B Note Interest Distribution                                           62,044.46
              Class B Note Principal Distribution                                         400,082.27
                                           Aggregate Class B distribution                                  462,126.73

        9.    Class C Note Interest Distribution                                           83,713.40
              Class C Note Principal Distribution                                         533,443.03
                                           Aggregate Class C distribution                                  617,156.43

        10.   Class D Note Interest Distribution                                          110,950.42
              Class D Note Principal Distribution                                         666,803.79
                                           Aggregate Class D distribution                                  777,754.21

        11.   Payment due to the Class A-2 Swap Counterparty                                                22,385.27

        12.   Payment due to the Class A-3 Swap Counterparty                                                41,873.10

        13.   Deposit to the Cash Collateral Account                                                             0.00

        14.   Amounts in accordance with the CCA Loan Agreement                                                  0.00

        15.   To the holder of the equity certificate                                                            0.00


                                                     COLLECTION ACCOUNT DISTRIBUTIONS =                 31,127,163.40
                                                                                                        =============


B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

       1. Payment due on the Senior Loan                                           81,259.07

       2. Payment due on the Holdback                                             147,662.17

       3. Payment to the Depositor                                                      0.00
                                                                              --------------

                    CASH COLLATERAL ACCOUNT DISTRIBUTIONS =                       228,921.24
                                                                              ==============








III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


          --------------------------------------------------------------------------------------------------------------------
                 DISTRIBUTION          CLASS A-1             CLASS A-2a          CLASS A-3            CLASS A-4
                   AMOUNTS               NOTES                 NOTES               NOTES                NOTES
          --------------------------------------------------------------------------------------------------------------------

     1.          Interest Due           1,156,466.49            849,077.08        1,129,425.08            587,641.01
     2          Interest Paid           1,156,466.49            849,077.08        1,129,425.08            587,641.01
     3        Interest Shortfall                0.00                  0.00                0.00                  0.00
               ((1) minus (2))
     4          Principal Paid         25,071,822.56                  0.00                0.00                  0.00

     5    Total Distribution Amount    26,228,289.05            849,077.08        1,129,425.08            587,641.01
                ((2) plus (4))



          ---------------------------------------------------------------------------------------------------------------
                 DISTRIBUTION         CLASS B             CLASS C           CLASS D         TOTAL OFFERED      CLASS A-2b
                   AMOUNTS             NOTES               NOTES             NOTES              NOTES            NOTES
          ---------------------------------------------------------------------------------------------------------------
     1.          Interest Due           62,044.46           83,713.40        110,950.42        3,979,317.94       0.00
     2          Interest Paid           62,044.46           83,713.40        110,950.42        3,979,317.94       0.00
     3        Interest Shortfall             0.00                0.00              0.00                0.00       0.00
               ((1) minus (2))
     4          Principal Paid         400,082.27          533,443.03        666,803.79       26,672,151.66       0.00
     5    Total Distribution Amount    462,126.73          617,156.43        777,754.21       30,651,469.60       0.00
                ((2) plus (4))


IV.   INFORMATION REGARDING THE SECURITIES

    A    SUMMARY OF BALANCE INFORMATION

              ---------------------------------------------------------------------------------------------------------------

                                            APPLICABLE  PRINCIPAL BALANCE   CLASS FACTOR    PRINCIPAL BALANCE   CLASS FACTOR
                        CLASS                 COUPON          AUG-00           AUG-00            JUL-00            JUL-00
                                               RATE        PAYMENT DATE     PAYMENT DATE      PAYMENT DATE      PAYMENT DATE

              ---------------------------------------------------------------------------------------------------------------

           a.      Class A-1 Notes            6.7230%    168,445,975.00         0.58370       193,517,797.56     0.67058
           b.      Class A-2a Notes           6.6200%    144,291,800.00         1.00000       144,291,800.00     1.00000
           c.      Class A-3 Notes            6.7600%    187,959,055.00         1.00000       187,959,055.00     1.00000
           d.      Class A-4 Notes            7.5800%     93,030,239.00         1.00000        93,030,239.00     1.00000
           e.       Class B Notes             7.5400%      9,474,368.12         0.83171         9,874,450.40     0.86683
           f.       Class C Notes             7.6300%     12,632,490.83         0.83171        13,165,933.86     0.86683
           g.       Class D Notes             8.0900%     15,790,613.54         0.83171        16,457,417.33     0.86683

           h.           TOTAL OFFERED NOTES              631,624,541.48                       658,296,693.14

           i.      Class A-2b Notes                      144,291,800.00

           j.           ONE-MONTH LIBOR RATE                     6.6300%


    B    OTHER INFORMATION

           --------------------------------------------------------------------

                                     SCHEDULED          SCHEDULED
                                 PRINCIPAL BALANCE  PRINCIPAL BALANCE
                    CLASS             AUG-00              JUL-00
                                   PAYMENT DATE        PAYMENT DATE

           --------------------------------------------------------------------


               Class A-1 Notes     179,361,288.00      205,576,575.00


           ---------------------------------------------------------------------------------------------------------------

                                                          TARGET             CLASS            TARGET            CLASS
                                       CLASS         PRINCIPAL AMOUNT        FLOOR       PRINCIPAL AMOUNT       FLOOR
                    CLASS           PERCENTAGE            AUG-00             AUG-00           JUL-00            JUL-00
                                                       PAYMENT DATE       PAYMENT DATE     PAYMENT DATE      PAYMENT DATE

           ---------------------------------------------------------------------------------------------------------------

                   Class A            94.00%         593,727,068.99                        618,798,891.55
                   Class B             1.50%           9,474,368.12               0.00       9,874,450.40       0.00
                   Class C             2.00%          12,632,490.83               0.00      13,165,933.86       0.00
                   Class D             2.50%          15,790,613.54               0.00      16,457,417.33       0.00


 V. PRINCIPAL

    A.  MONTHLY PRINCIPAL AMOUNT

           1.    Principal Balance of Notes and Equity Certificates
                 (End of Prior Collection Period)                                        658,296,693.14
           2.    Contract Pool Principal Balance (End of Collection Period)              631,624,541.48
                                                                                      ------------------
                                                 Total monthly principal amount           26,672,151.67



VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS

                                                      ----------------------------------------------------------------------
                                                        ORIGINAL               AUG-00                JUL-00
                                                          POOL              PAYMENT DATE          PAYMENT DATE
                                                      ----------------------------------------------------------------------

           1.    a.  Contract Pool Balance             759,430,525.00        631,624,541.48      658,296,693.14
                 b.  No of Contracts                           79,033                71,782              73,699

           2.    Weighted Average Remaining Term                39.70                  38.7                39.0

           3.    Weighted Average Original Term                  53.3



    B.  DELINQUENCY INFORMATION

                                                       -----------------------------------------------------------------------
                                                            % OF        % OF AGGREGATE         NO. OF
                                                                       REQUIRED PAYOFF                      AGGREGATE REQUIRED
                                                          CONTRACTS         AMOUNT            ACCOUNTS        PAYOFF AMOUNTS
                                                       -----------------------------------------------------------------------
           1.    Current                                   91.78%          91.80%             65,885       589,750,177.07
                 31-60 days                                 4.26%           4.62%              3,055        29,673,152.29
                 61-90 days                                 1.77%           1.34%              1,271         8,590,181.71
                 91-120 days                                1.11%           1.03%                800         6,597,013.11
                 120+ days                                  1.07%           1.22%                771         7,840,697.33

                                  Total Delinquency        100.0%          100.0%             71,782       642,451,221.51

           2.    Delinquent Scheduled Payments:

                 Beginning of Collection Period                                      10,903,504.94
                 End of Collection Period                                            10,826,680.03
                                                                                 ------------------

                                        Change in Delinquent Scheduled Payments         (76,824.91)


    C.  DEFAULTED CONTRACT INFORMATION

           1.    Required Payoff Amount on Defaulted Contracts                                         416,581.55
           2.    Liquidation Proceeds received                                                          17,104.90
                                                                                                   ---------------
           3.    Current Liquidation Loss Amount                                                       399,476.65

           4.    Cumulative Liquidation Losses to date                                               1,109,264.71

                                                         % of Initial Contracts                            0.273%
                                             % of Initial Contract Pool Balance                            0.146%



VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


     A.  CASH COLLATERAL ACCOUNT

            1.    Opening Cash Collateral Account                                      41,680,654.47

            2.    Deposit from the Collection Account                                           0.00

            3.    Withdrawls from the Cash Collateral Account                            (399,476.65)

            4.    Available amount                                                     41,281,177.82

            5.    Required Cash Collateral Account Amount                              41,768,678.88

            6.    Cash Collateral Account Surplus/ (Shortfall)                                  0.00

            7.    Release of Cash Collateral Surplus                                     (487,501.10)

            8.    Ending Cash Collateral Account                                       41,281,177.82


     B.  CASH COLLATERAL ACCOUNT LOANS

            1.    Available Funds
                  a.  Excess Spread from Collection Account                                     0.00
                  b.  Investment Earnings                                                 228,921.24

                  Total Available Funds                                                   228,921.24

            2.    Distribution of Available Funds
                  a.  Senior Loan Interest                                                 81,259.07
                  b.  Senior Loan Principal                                                     0.00
                  c.  Holdback Amount Interest                                            147,662.17
                  d.  Holdback Amount Principal                                                 0.00
                  e.  Remainder to the Depositor                                                0.00

            3.    Distribution of CCA Surplus:
                  a.  Senior Loan Principal                                                     0.00
                  b.  Holdback Amount Principal                                                 0.00
                                                   Total Distribution of Surplus                0.00

            4.    Summary of Balance and Rate Information
                  Applicable Rates for the Interest Period:
                  a.  Libor Rate for the Interest Period               6.6300%
                  b.  Senior Loan Interest Rate                        9.6300%
                  c.  Holdback Amount Interest Rate                   11.8800%


                  --------------------------------------------------------------------------------------
                                                          AUG-00                   JUL-00
                               ITEM                    PAYMENT DATE             PAYMENT DATE
                  --------------------------------------------------------------------------------------
                  a.  Senior Loan                        9,492,881.56            9,492,881.56
                  b.  Holdback Amount                   32,275,797.31           32,275,797.31

VIII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

            1.    Opening Servicer Advance Balance                            10,903,504.94
            2.    Current Period Servicer Advance                              3,841,332.55
            3.    Recoveries of prior Servicer Advances                       -3,918,157.46
                                                                           -----------------
            4.    Ending Servicer Advance Balance                             10,826,680.03


     B.  CLASS A-2a FUNDING ACCOUNT

            1.    Opening Class A-2a Funding Account                         144,291,800.00

            2.    Monthly Accrued Interest                                       793,604.90

            2.    Investment Earnings                                                  0.00

            3.    Withdrawal to the Collection Account                                 0.00

            4.    Distribution to Class A-2a on Stated Maturity Date                   0.00
                                                                           -----------------

            5.    Ending Class A-2a Funding Account                          144,291,800.00


     C.  CLASS A PRINCIPAL ACCOUNT

            1.    Opening Class A Principal Account                                    0.00

            2.    Investment Earnings                                                  0.00

            3.    Withdrawls to the Collection Account                                 0.00

            4.    Deposits                                                             0.00
                                                                           -----------------

            5.    Ending Class A Principal Account                                     0.00


     D.  OTHER RELATED INFORMATION

            1.    Discount Rate                                                     8.1540%

            2.    Life to Date Prepayment (CPR)                                        8.3%

            3.    Life to Date Substitutions:

                  a.  Prepayments                                                     0.00

                  b.  Defaults                                                        0.00





                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of
   April 1, 2000 (the "Pooling and Servicing Agreement"), among CIT Equipment Collateral 2000-1, NTC Funding Company LLC, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on August 21, 2000

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                                  Glenn Votek
                                  -----------
                                  Glenn Votek

                    Executive Vice President, and Treasurer